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             Certification Pursuant to 18 U.S.C. Section 1350,
                            As Adopted Pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Dryden Municipal Series Fund

    In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his or her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: October 28, 2003                 /s/Judy A. Rice
                                       ---------------------------------
                                       Judy A. Rice
                                       President and Principal
                                       Executive Officer


Date: October 28, 2003                 /s/Grace C. Torres
                                       ---------------------------------
                                       Grace C. Torres
                                       Treasurer and Principal Financial
                                       Officer